UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 2, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On June 2, 2020, Atlantic City Electric Company (ACE) completed a tax-exempt bond financing in which The Pollution Control Financing Authority of Salem County (the Authority) issued and sold $23,150,000 in aggregate principal amount of The Pollution Control Financing Authority of Salem County (New Jersey) Pollution Control Revenue Refunding Bonds (Atlantic City Electric Company Project) Series 2020 (the Bonds). See Item 2.03 below for a description of the bonds and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 2, 2020, ACE completed a tax-exempt bond financing in which the Authority issued and sold $23,150,000 in aggregate principal amount of the Bonds. The Bonds were issued under a Trust Indenture, dated as of June 1, 2020, between the Authority and the Bank of New York Mellon (the Trustee). The Bonds carry an interest rate of 2.250% per annum and mature on June 1, 2029. The proceeds from the sale were loaned to ACE by the Authority pursuant to a Pollution Control Facilities Loan Agreement, dated as of June 1, 2020, between the Authority and ACE (the Loan Agreement). Pursuant to the Loan Agreement, ACE is required to make loan repayments to the Trustee, as assignee of the Authority, on terms substantially identical to the payment terms of the Bonds. ACE intends to use the proceeds of the Loan Agreement to effect the refunding of the outstanding $23,150,000 in aggregate principal amount of the Authority’s Pollution Control Revenue Refunding Bonds (Atlantic City Electric Company Project) Series 2004A. A copy of the Loan Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Pollution Control Facilities Loan Agreement, dated as of June 1, 2020, between The Pollution Control Financing Authority of Salem County and ACE.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ACE include those discussed herein as well as the items discussed in (1) ACE’s 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) ACE’s First Quarter 2020 Quarterly Reports on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by ACE.

Investors are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ACE undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
June 2, 2020

EXHIBIT INDEX

Exhibit No.	Description
4.1	Pollution Control Facilities Loan Agreement, dated as of June 1, 2020, between The Pollution Control Financing Authority of Salem County and ACE.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.